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                                                                    EXHIBIT 23.5

                         [MOSS-ADAMS LLP LETTERHEAD]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the application of our report dated June 21, 1996 relating to the combined financial statements of Premier Document Management, Inc. and Affiliate for the year ended December 31, 1995, which is included in the Report on Form 8-K/A of F.Y.I. Incorporated. We also consent to the reference to our Firm as experts in the same registration statement


                                        /s/ Moss Adams LLP

                                        Moss Adams, LLP



Seattle, Washington
July 2, 1996